MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

SUPPLEMENT DATED SEPTEMBER 28, 2009 TO

PROSPECTUS DATED SEPTEMBER 8, 2009

Effective October 1, 2009, Northern Trust Global Advisors, Inc. (“NTGA”), a subsidiary of Northern Trust Corporation, will be reorganized into The Northern Trust Company of Connecticut (“NTCC”), also a subsidiary of Northern Trust Corporation. At that time, NTCC will assume the responsibilities of NTGA as co-investment adviser under the advisory agreement with Northern Funds (the “Trust”) with respect to the Fund. The fees payable by the Trust under the agreement, the personnel who manage the Fund and the services provided to the Fund remain unchanged as a result of the assumption of these responsibilities. NTCC will also assume the responsibilities of NTGA under sub-advisory agreements with each of the sub-advisers to the Fund.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMFSPTHYO (9/09)

NORTHERN FUNDS PROSPECTUS